MASTER CUSTODY AGREEMENT

                                   EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)
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Adjustable Rate Securities      Delaware Statutory   U.S. Government Adjustable Rate Mortgage
Portfolios                      Trust                 Portfolio

Franklin California Tax-Free    Maryland Corporation
Income
Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured Tax-Free
Trust                           Business Trust       Income Fund
                                                     Franklin California Intermediate-Term
                                                     Tax-Free
                                                      Income Fund
                                                     Franklin California Limited-Term
                                                      Tax-Free Income Fund
                                                     Franklin California Tax-Exempt Money Fund

Franklin Capital Growth Fund    Delaware Statutory
                                Trust


Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin U.S. Government Securities Fund
                                                     Franklin Utilities Fund

Franklin Federal Money Fund     California
                                Corporation

Franklin Federal Tax- Free      California
Income Fund                     Corporation

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INVESTMENT COMPANY                  ORGANIZATION     SERIES --- (IF APPLICABLE)
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Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate Master Series
Trust                           Trust
                                                     Fiduciary Core Fixed Income Fund
Franklin Global Trust           Delaware Statutory   Fiduciary Core Plus Fixed Income Fund
                                Trust                Fiduciary European Smaller Companies Fund
                                                     Fiduciary High Income Fund
                                                     Fiduciary Large Capitalization Growth
                                                      and Income Fund
                                                     Fiduciary Small Capitalization Growth
                                                      and Income Fund
                                                     Franklin International Smaller Companies
                                                      Growth Fund


Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   AGE High Income Fund
                                Trust
Franklin Investors Securities   Massachusetts        Franklin Adjustable U.S. Government
Trust                           Business Trust        Securities Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate Daily Access Fund
                                                     Franklin Limited Maturity U.S. Govt
                                                      Securities Fund
                                                     Franklin Low Duration Total Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends Fund
                                Trust
Franklin Money Fund             California
                                Corporation

Franklin Municipal Securities   Delaware Statutory   Franklin California High Yield Municipal
Trust                           Trust                 Fund
                                                     Franklin Tennessee Municipal Bond Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin New York Tax-Free      Massachusetts        Franklin New York Insured Tax-Free
Trust                           Business Trust        Income Fund
                                                     Franklin New York Intermediate-Term
                                                      Tax-Free Income Fund
                                                     Franklin New York Limited-Term Tax-Free
                                                      Income Fund
                                                     Franklin New York Tax-Exempt Money Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate Securities Fund
Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth Fund
                                Trust                Franklin Biotechnology Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Flex Cap Growth Fund
                                                     Franklin Global Communications Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Small-Mid Cap Growth Fund
                                                     Franklin Small Cap Growth Fund II
                                                     Franklin Strategic Income Fund
                                                     Franklin Technology Fund
                                                     Franklin U.S. Long-Short Fund
Franklin Tax-Exempt Money Fund  California
                                Corporation

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Tax-Free Trust         Massachusetts        Franklin Alabama Tax-Free Income Fund
                                Business Trust       Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Double Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term
                                                      Tax-Free Income Fund
                                                     Franklin Federal Limited-Term Tax-Free
                                                      Income Fund
                                                     Franklin Florida Insured Tax-Free Income
                                                      Fund
                                                     Franklin Florida Tax-Free Income Fund
                                                     Franklin Georgia Tax-Free Income Fund
                                                     Franklin High Yield Tax-Free Income Fund
                                                     Franklin Insured Tax-Free Income Fund
                                                     Franklin Kentucky Tax-Free Income Fund
                                                     Franklin Louisiana Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free Income Fund
                                                     Franklin Massachusetts Insured Tax-Free
                                                      Income Fund
                                                     Franklin Michigan Insured Tax-Free
                                                      Income Fund
                                                     Franklin Minnesota Insured Tax-Free
                                                      Income Fund
                                                     Franklin Missouri Tax-Free Income Fund
                                                     Franklin New Jersey Tax-Free Income Fund
                                                     Franklin North Carolina Tax-Free Income
                                                      Fund
                                                     Franklin Ohio Insured Tax-Free Income
                                                      Fund
                                                     Franklin Oregon Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income
                                                      Fund
                                                     Franklin Virginia Tax-Free Income Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Templeton Fund         Delaware Statutory   Franklin Templeton Conservative Target
Allocator Series                Trust                 Fund
                                                     Franklin Templeton Corefolio Allocation
                                                      Fund
                                                     Franklin Templeton Founding Funds
                                                      Allocation Fund
                                                     Franklin Templeton Growth Target Fund
                                                     Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Perspectives
                                                      Allocation Fund

Franklin Templeton Money Fund   Delaware Statutory   Franklin Templeton Money Fund
Trust                           Trust
Franklin Templeton Variable     Massachusetts        Franklin Aggressive Growth Securities
Insurance Products Trust        Business Trust        Fund
                                                     Franklin Global Communications
                                                      Securities Fund
                                                     Franklin Growth and Income Securities
                                                      Fund
                                                     Franklin High Income Fund
                                                     Franklin Income Securities Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Franklin Money Market Fund
                                                     Franklin Real Estate Fund
                                                     Franklin Rising Dividends Securities Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Small Cap Value Securities Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Templeton Global Income Securities Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES --- (IF APPLICABLE)

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Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                Business Trust       Franklin Large Cap Value Fund
                                                     Franklin MicroCap Value Fund
                                                     Franklin Small Cap Value Fund


Institutional Fiduciary Trust   Massachusetts        Franklin Cash Reserves Fund
                                Business Trust       Money Market Portfolio
                                                     Franklin Structured Large Cap Core
                                                      Equity Fund
                                                     Franklin Structured Large Cap Growth
                                                      Equity Fund

The Money Market Portfolios     Delaware Statutory   The Money Market Portfolio
                                Trust                The U.S. Government Securities Money
                                                      Market Portfolio

CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Statutory
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton High Yield
Trust                           Delaware Statutory
(not yet offered)               Trust

Franklin Templeton Limited      Delaware Statutory
Duration Income Trust           Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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                                                                            Revised 11/11/04